UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 14, 2021 (January 12, 2021)
AMALGAMATED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	To be assigned	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Amalgamated Financial Corp., a Delaware public benefit corporation (the “Company”), was formed to serve as the holding company for Amalgamated Bank, a New York state-chartered bank and trust company (the “Bank”), as part of a reorganization (the “Reorganization”) whereby each share of Class A common stock of the Bank will be automatically converted into one share of the Company’s common stock. As of January 14, 2021, the date of this Current Report on Form 8-K, the Reorganization has not been completed, and remains subject to, among other things, final approval by the New York State Department of Financial Services.

Item 8.01    Other Events.

    On January 12, 2021 at a virtual special meeting, the stockholders of the Bank approved the previously announced Plan of Acquisition, pursuant to which the Bank will reorganize and become a wholly owned subsidiary of the Company. The Company currently expects that the Reorganization will be consummated in the first quarter of 2021.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words and phrases such as “going forward,” “looking forward,” “anticipate,” “expect,” “intend,” “believe,” “may,” “likely,” “will” or other statements that indicate future periods. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements: the ability to meet the remaining closing conditions to the Reorganization and failure to obtain the final regulatory approval for the Reorganization on the expected terms and schedule. Additional factors that may cause actual results to differ materially from those contemplated by any forward-looking statements also may be found in the Bank’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the FDIC and available at the FDIC’s website at https://efr.fdic.gov/fcxweb/efr/index.html. The inclusion of this forward-looking information should not be construed as a representation by the Company, the Bank or any person that future events, plans, or expectations contemplated by the Company or the Bank will be achieved. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMALGAMATED FINANCIAL CORP.
By:    /s/ Andrew LaBenne
Name:    Andrew LaBenne
Title:    Chief Financial Officer

Date: January 14, 2021